Business Combinations	12 Months Ended
Dec. 31, 2021
Text Block [Abstract]
Business Combinations
5.	Business combinations
See Note 1 -
General information
for a description of the Business Combination between Zegna and IIAC completed on December 17, 2021.
A summary of the Group’s other business combinations for the year ended December 31, 2021 is provided below. All business combinations have been recognized in accordance with IFRS 3.
Acquisition of Tessitura Ubertino
On June 4, 2021 the Group acquired 60% of Tessitura Ubertino, a company active in the textile business. As a result of acquisition, the Group has expanded its textile activities and product offering. Details of the purchase consideration, the net assets acquired and goodwill are as follows:

(Euro thousands)	At acquisition date
Consideration paid	5,880
Contingent consideration	1,170

Total consideration	7,050

A portion of the consideration for the acquisition, amounting to Euro 1,170 thousand, will be payable in cash in 2022 and 2023 if Tessitura Ubertino achieves certain predetermined operating performance targets during the years ended December 31, 2021 and 2022. The contingent consideration was recognized within other current liabilities at December 31, 2021.

(Euro thousands)	Fair value at acquisition date
Cash and cash equivalents	2,366
Trade receivables	1,681
Inventories	1,564
Other current assets	626
Property, plant and equipment	641
Intangible assets	4,200
Account payables	(1,872)
Other current liabilities	(712)
Employee benefits	(272)
Deferred tax liabilities	(1,172)

Net identifiable assets acquired	7,050

Less: Non-controlling interests	(2,820)

Goodwill	2,820

Net assets acquired including goodwill	7,050

Goodwill arising from the acquisition of Euro 2,820 thousand is primarily attributable to the expected synergies from combining operations of the acquiree and the acquirer. The goodwill is not deductible for tax purposes. Minor acquisition-related costs were expensed and recorded within purchased, outsourced and other costs in the consolidated statement of profit and loss.
The Group elected to recognize
non-controlling
interests at its proportionate share of the acquired net identifiable assets.
The details of the net cash outflows related to the acquisition are shown below:

At acquisition date
Consideration paid	(5,880)
Cash and cash equivalents acquired	2,366

Net cash outflow - Investing activities	(3,514)

Tessitura Ubertino contributed revenues of Euro 5,625 thousand and profit for the year of Euro 561 thousand to the Group for the period from June 4, 2021 (the acquisition date) to December 31, 2021. If the acquisition had occurred on January 1, 2021, the consolidated statement of profit and loss would have included additional revenues for Euro 3,987 thousand and profit for the year of Euro 674 thousand.

Contingent consideration relating to the acquisition of Gruppo Dondi S.p.A.
In 2021 the Group paid contingent consideration of Euro 710 thousand relating to the acquisition of Gruppo Dondi S.p.A. (“Dondi”), which was completed in July 2019, based on the achievement of certain predetermined performance targets by Dondi.